UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 15, 2006

(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kerr-McGee Center Oklahoma City, Oklahoma		73125
(Address of principal executive offices)		(Zip Code)

(405)  270-1313

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                               Regulation FD Disclosure

On March 15, 2006, Kerr-McGee Corporation issued a press release announcing that it will hold a conference call on Wednesday, March 22, 2006, at 11:00 a.m. (EST) to discuss its interim first-quarter 2006 financial and operating activities, and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 1-888-482-0024, within the United States or 1-617-801-9702, outside the United States. The password for both dial-in numbers will be “Kerr-McGee”. The press release is attached hereto as an exhibit and is incorporated by reference herein.

At 11:00 a.m. (EST) on March 22, 2006, Kerr-McGee will make available on its website at www.kerr-mcgee.com a table providing Projected Daily Average Production Volumes and a table containing Oil and Gas Derivatives as of March 2006. To access the tables, select “Investor Relations” and “Guidance”.

Item 9.01(d)                                Financial Statements and Exhibits.

Exhibits

99.1 Press Release dated March 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR–MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: March 15, 2006